Exhibit 99.2

QCR HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma consolidated combined financial information reflects adjustments to the historical financial results of QCR Holdings, Inc. (the “Company”) as reported under U.S. Generally Accepted Accounting Principles (“GAAP”) in connection with the sale of substantially all of the assets and the transfer of substantially all of the deposits and certain other liabilities of the Company’s wholly-owned subsidiary, Rockford Bank & Trust Company (“RB&T”) to Illinois Bank & Trust (“IB&T”), a wholly-owned subsidiary of Heartland Financial USA, Inc.  The all-cash purchase and assumption transaction (the “transaction”), announced in August 2019, closed as of the close of business on November 30, 2019.

The unaudited pro forma consolidated combined balance sheet as of September 30, 2019 was prepared with the assumption that the transaction had closed and was fully completed as of September 30, 2019.

The unaudited pro forma consolidated combined income statement for the nine months ended September 30, 2019 was prepared with the assumption that the transaction had closed and was fully completed as of January 1, 2019.  This does not include the gain on sale and the related one-time costs related to disposition.

The unaudited pro forma consolidated combined income statement for the year ended December 31, 2018 was prepared with the assumption that the transaction had closed and was fully completed as of January 1, 2018.  This also does not include the gain on sale and the related one-time costs related to disposition.

The unaudited pro forma consolidated combined financial information does not purport to be indicative of the results of operations or the financial condition which would have actually resulted if the transaction had been completed on the dates indicated and does not purport to indicate the results of future operations. Assumptions and estimates underlying the pro forma consolidated combined financial information are described in the accompanying footnotes.

QCR Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Combined Balance Sheet

		RB&T Pro Forma
	As of September 30, 2019	RB&T at September 30, 2019	Participation Loans / Investments *	Pro Forma **	Adjustments for Sale ***	Pro Forma
ASSETS
Cash and due from banks	$102,701,879	11,031,151	—	11,031,151	—	$91,670,728
Federal funds sold	9,300,000	—	—	—	—	9,300,000
Interest-bearing deposits at financial institutions	190,377,549	2,414,900	90,295,048	92,709,948	59,032,000	156,699,601
	—
Securities held to maturity, at amortized cost	386,583,744	43,106,805	(39,863,805)	3,243,000	—	383,340,744
Securities available for sale, at fair value	234,833,489	22,901,737	—	22,901,737	—	211,931,751
Total securities	621,417,232	66,008,542	(39,863,805)	26,144,737	—	595,272,495

Loans receivable held for sale	10,540,738	1,650,400	—	1,650,400	—	8,890,338
Loans/leases receivable held for investment	3,968,230,101	417,281,473	(50,431,243)	366,850,230	—	3,601,379,871
Gross loans/leases receivable	3,978,770,839	418,931,873	(50,431,243)	368,500,630	—	3,610,270,209
Less allowance for estimated losses on loans/leases	(42,605,570)	(6,490,001)	—	(6,490,001)	—	(36,115,568)
Net loans/leases receivable	3,936,165,269	412,441,872	(50,431,243)	362,010,629	—	3,574,154,640

Bank-owned life insurance	69,223,617	10,856,275	—	10,856,275	—	58,367,342
Premises and equipment, net	80,238,693	6,400,970	—	6,400,970	—	73,837,723
Restricted investment securities	26,364,575	1,802,400	—	1,802,400	—	24,562,175
Other real estate owned, net	6,381,359	2,315,083	—	2,315,083	—	4,066,276
Goodwill	77,748,298	—	—	—	—	77,748,298
Intangibles	15,529,058	—	—	—	—	15,529,058
Other assets	156,934,091	5,913,267	—	5,913,267	—	151,020,824

Total assets	$5,292,381,620	519,184,460	—	519,184,460	59,032,000	$4,832,229,160

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$852,593,271	70,360,778	—	70,360,778	—	$782,232,493
Interest-bearing	3,401,193,430	381,184,764	—	381,184,764	—	3,020,008,666
Total deposits	4,253,786,701	451,545,542	—	451,545,542	—	3,802,241,159

Short-term borrowings	19,683,475	1,157,067	—	1,157,067	—	18,526,408
Federal Home Loan Bank advances	210,800,000	15,000,000	—	15,000,000	—	195,800,000
Subordinated debentures	68,333,753	—	—	—	—	68,333,753
Junior subordinated debentures	37,796,751	—	—	—	—	37,796,751
Other liabilities	182,238,233	5,299,443	—	5,299,443	4,712,398	181,651,188
Total liabilities	4,772,638,913	473,002,052	—	473,002,052	4,712,398	4,304,349,259

STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value; shares authorized 250,000	—		—	—	—	—
Common stock, $1 par value; shares authorized 20,000,000	15,790,462	4,950,000	—	4,950,000	4,950,000	15,790,462
Additional paid-in capital	273,474,836	32,628,679	—	32,628,679	32,628,679	273,474,836
Retained earnings	230,891,852	8,918,536	—	8,918,536	17,055,730	239,029,046
Accumulated other comprehensive income (loss)	3,831,783	67,850	—	67,850	67,850	3,831,783
Accumulated other comprehensive income (loss) - Derivatives	(4,246,226)	(382,657)	—	(382,657)	(382,657)	(4,246,226)
Total stockholders’ equity	519,742,707	46,182,408	—	46,182,408	54,319,602	527,879,901
Total liabilities and stockholders’ equity	$5,292,381,620	519,184,460	—	519,184,460	59,032,000	$4,832,229,160

* Includes affiliate participation loans and investments, net, re-allocated to the originating charter in the month prior to closing.  The loans and investments are as of September 30, 2019.

** Includes estimates for retained assets of $14,727,000, and retained liabilities of $2,573,000, all of which will be liquidated or satisfied post-closing.

*** Includes preliminary entries for the sale of RB&T detailed as follows:

Cash Proceeds from Buyer	$46,878,000	Includes Purchase Price Premium of $12.5 million
Cash from Liquidiation of Net Retained Balance Sheet	12,154,000
Total Cash Proceeds	59,032,000
Equity Investment in RB&T	46,182,408
Pre-Tax Gain on Sale	$12,849,592

In addition, the Company is recording an estimated gain on sale of $12,849,592 which is offset by an estimate of $2,000,000 of disposition expenses.  The net is an estimated pre-tax net gain of $10,849,592 and using a tax rate of 25% (which is 21% for Federal and 4% for State), the net impact to equity is estimated at $8,137,000.

Lastly, the offset is $4,712,398 to other liabilties which consists of accruals for various disposition costs and the taxes payable on the net gain on sale.

QCR Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Combined Income Statement

	For the nine months ended September 30, 2019
	Consolidated	RB&T Only	Participation Loans / Investments *	Pro Forma
Interest and dividend income:
Loans/leases, including fees	$143,488,413	13,948,038	1,796,613	$131,336,988
Securities:
Taxable	5,025,431	577,366	—	4,448,065
Nontaxable	10,461,256	973,825	1,046,425	10,533,856
Interest-bearing deposits at financial institutions	3,041,816	116,147	(1,523,729)	1,401,940
Restricted investment securities	891,165	86,785	—	804,380
Federal funds sold	191,317	71,596	—	119,721
Total interest and dividend income	163,099,398	15,773,757	1,319,309	148,644,950

Interest expense:
Deposits	39,696,963	4,882,825	—	34,814,138
Short-term borrowings	275,608	25,537	—	250,071
Federal Home Loan Bank advances	2,684,888	632,874	—	2,052,014
Other borrowings	512,367	—	—	512,367
Subordindated debt	2,560,701	—	—	2,560,701
Junior subordinated debentures	1,728,959	—	—	1,728,959
Total interest expense	47,459,486	5,541,236	—	41,918,250

Net interest income	115,639,912	10,232,521	1,319,309	106,726,700

Provision for loan/lease losses	6,086,972	559,000	—	5,527,972
Net interest income after provision for loan/lease losses	109,552,940	9,673,521	1,319,309	101,198,728

Noninterest income:
Trust department fees	7,193,596	729,370	—	6,464,226
Investment advisory and management fees	5,405,734	432,050	—	4,973,684
Deposit service fees	5,025,175	534,068	—	4,491,107
Gains on sales of residential real estate loans	1,747,712	82,829	—	1,664,883
Gains on sales government guaranteed portions of loans	589,366	—	—	589,366
Swap fee income	20,885,993	—	—	20,885,993
Security losses, net	(55,693)	—	—	(55,693)
Earnings on bank-owned life insurance	1,440,491	192,519	—	1,247,972
Debit card fees	2,591,291	208,683	—	2,382,608
Correspondent banking fees	578,167	—	—	578,167
Other	3,561,787	252,535	—	3,309,252
Total noninterest income	48,963,619	2,432,054	—	46,531,565

Noninterest expense:
Salaries and employee benefits	67,842,590	5,973,251	—	61,869,339
Occupancy and equipment expense	11,086,782	1,078,687	—	10,008,095
Professional and data processing fees	9,811,003	1,653,100	—	8,157,903
Acquisition costs	—	—	—	—
Post-acquisition compensation, transition and integration costs	1,726,558	—	—	1,726,558
FDIC and other insurance, and regulatory fees	2,431,834	279,696	—	2,152,138
Loan/lease expense	747,689	108,589	—	639,100
Net cost of operations of other real estate	3,557,490	327,147	—	3,230,343
Advertising and marketing	2,877,950	339,284	—	2,538,666
Postage and communication	1,250,397	67,040	—	1,183,357
Stationery and supplies	817,533	93,986	—	723,547
Bank service charges	1,493,792	71,649	—	1,422,143
Loss on debt extinguishment, net	148,149	—	—	148,149
Correspondent banking expense	619,252	—	—	619,252
CDI Amortization	1,706,192	—	—	1,706,192
Other	2,822,704	306,859	—	2,515,845
Total noninterest expense	108,939,915	10,299,288	—	98,640,627

Net income before income taxes	49,576,644	1,806,287	1,319,309	49,089,666
Federal and state income tax expense	8,059,400	129,692	110,078	8,039,786
Net income	$41,517,244	1,676,595	1,209,231	$41,049,880

Diluted earnings per common share	$2.60			$2.57
Weighted average common and common equivalent shares outstanding	15,946,020			15,976,742

* Includes affiliate particpation loans and investments, net, re-allocated to the originating charter in the month prior to closing.  The offset is to interest-bearing deposits at banks as the Company would fund the net earning assets with excess cash.  Following are the details:

	Amount	Rate **	Net Interest Income	Adjusted for 9 Months
Loans	50,431,243	4.75%	2,395,484	1,796,613
Federal Tax Exempt Municipal Bonds	39,863,805	3.50%	1,395,233	1,046,425
Interest-Bearing Deposits at Banks	(90,295,048)	2.25%	(2,031,639)	(1,523,729)

**  The rate is estimated based on weighted average interest rate of the loans and investments as of September 30, 2019.  For the interest rate on the interest-bearing deposits at banks, the Company used an estimated rate for 2019 based on Fed Funds for the majority of the year.

NOTE:  Excludes the pre-tax gain on sale estimated at $12,849,592 and the related one-time disposition costs estimated at $2,000,000.

QCR Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Combined Income Statement

	For the year ended December 31, 2018
	Consolidated	RB&T Only	Participation Loans / Investments *	Pro Forma
Interest and dividend income:
Loans/leases, including fees	$160,160,173	16,996,007	2,395,484	$145,559,650
Securities:
Taxable	6,353,413	681,693	—	5,671,720
Nontaxable	13,668,283	1,227,849	1,395,233	13,835,667
Interest-bearing deposits at financial institutions	1,266,530	14,600	(2,257,376)	(1,005,446)
Restricted investment securities	1,092,807	149,028	—	943,779
Federal funds sold	338,036	64,764	—	273,272
Total interest and dividend income	182,879,242	19,133,941	1,533,341	165,278,642

Interest expense:
Deposits	30,674,621	4,285,571	—	26,389,050
Short-term borrowings	271,243	22,271	—	248,972
Federal Home Loan Bank advances	4,192,510	611,883	—	3,580,627
Other borrowings	3,346,225	575,247	—	2,770,978
Junior subordinated debentures	1,999,058	—	—	1,999,058
Total interest expense	40,483,657	5,494,972	—	34,988,685

Net interest income	142,395,585	13,638,969	1,533,341	130,289,957

Provision for loan/lease losses	12,658,449	4,618,833	—	8,039,616
Net interest income after provision for loan/lease losses	129,737,136	9,020,136	1,533,341	122,250,341

Noninterest income:
Trust department fees	8,707,406	771,334	—	7,936,072
Investment advisory and management fees	4,725,557	649,676	—	4,075,881
Deposit service fees	6,420,237	708,883	—	5,711,354
Gains on sales of residential real estate loans	900,744	56,044	—	844,700
Gains on sales government guaranteed portions of loans	404,852	—	—	404,852
Swap fee income	10,787,234	176,640	—	10,610,594
Earnings on bank-owned life insurance	1,631,749	260,513	—	1,371,236
Debit card fees	3,262,645	228,936	—	3,033,709
Correspondent banking fees	851,514	—	—	851,514
Participation service fees on commercial loan participations	1,229,333	258,844	—	970,489
Fee income from early termination of leases	446,506	—	—	446,506
Credit card issuing fees	800,499	—	—	800,499
Other	1,372,818	24,370	—	1,348,448
Total noninterest income	41,541,094	3,135,240	—	38,405,854

Noninterest expense:
Salaries and employee benefits	68,994,218	6,410,037	—	62,584,181
Occupancy and equipment expense	12,883,632	1,422,474	—	11,461,158
Professional and data processing fees	11,452,084	1,585,920	—	9,866,164
Acquisition costs	1,795,119	140,796	—	1,654,323
Post-acquisition compensation, transition and integration costs	2,086,386	—	—	2,086,386
FDIC and other insurance, and regulatory fees	3,594,480	531,374	—	3,063,106
Loan/lease expense	1,543,343	89,824	—	1,453,519
Net cost of operations of other real estate	2,488,730	471,712	—	2,017,018
Advertising and marketing	3,551,822	473,824	—	3,077,998
Postage and communication	1,585,282	110,099	—	1,475,183
Stationery and supplies	1,069,744	107,595	—	962,149
Bank service charges	1,837,626	152,648	—	1,684,978
Correspondent banking expense	820,905	—	—	820,905
CDI Amortization	1,692,431	—	—	1,692,431
Other	3,747,617	312,695	—	3,434,922
Total noninterest expense	119,143,419	11,808,998	—	107,334,421

Net income before income taxes	52,134,811	346,378	1,533,341	53,321,774
Federal and state income tax expense	9,015,112	(359,777)	90,336	9,465,225
Net income	$43,119,699	706,155	1,443,005	$43,856,549

Diluted earnings per common share	$2.86			$2.91
Weighted average common and common equivalent shares outstanding	15,064,730			15,064,730

* Includes affiliate particpation loans and federal tax exempt municipal investments, net, re-allocated to the originating charter in the month prior to closing.  The offset is to interest-bearing deposits at banks as the Company would fund the net earning assets with excess cash.  Following are the details:

	Amount	Rate **	Net Interest Income
Loans	50,431,243	4.75%	2,395,484
Tax Exempt Municipal Bonds	39,863,805	3.50%	1,395,233
Interest-Bearing Deposits at Banks	(90,295,048)	2.50%	(2,257,376)

**  The rate is estimated based on weighted average interest rate of the loans and investments as of September 30, 2019.  For the interest rate on the interest-bearing deposits at banks, the Company used an estimated rate for 2018 based on Fed Funds for the majority of the year.

NOTE:  Excludes the pre-tax gain on sale estimated at $12,849,592 and the related one-time disposition costs estimated at $2,000,000.